Exhibit 24-A
POWER OF ATTORNEY

     I, KEVIN G. MOUG, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chief Financial Officer and Treasurer of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Kevin G. Moug Kevin G. Moug

In Presence of:

/s/ Lauris N. Molbert

/s/ John Erickson

POWER OF ATTORNEY

     I, John MacFarlane, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ John MacFarlane John MacFarlane

In Presence of:

/s/ Edward McIntyre

/s/ Arvid Liebe

POWER OF ATTORNEY

     I, Karen Bohn, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Karen Bohn Karen Bohn

In Presence of:

/s/ Nathan Partain

/s/ Lori Talafous

POWER OF ATTORNEY

     I, Dennis Emmen, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Dennis Emmen Dennis Emmen

In Presence of:

/s/ Joyce Nelson Schuette

/s/ Lori Talafous

POWER OF ATTORNEY

     I, Arvid Liebe, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Arvid Liebe Arvid Liebe

In Presence of:

/s/ Gary Spies

/s/ James Stake

POWER OF ATTORNEY

     I, Edward J. McIntyre, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Edward J. McIntyre Edward J. McIntyre

In Presence of:

/s/ John MacFarlane

/s/ James B. Stake

POWER OF ATTORNEY

     I, Joyce Nelson Schuette, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Joyce Nelson Schuette Joyce Nelson Schuette

In Presence of:

/s/ Dennis Emmen

/s/ Kevin Moug

POWER OF ATTORNEY

     I, Nathan Partain, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Nathan Partain Nathan Partain

In Presence of:

/s/ Karen Bohn

/s/ Lori Talafous

POWER OF ATTORNEY

     I, Gary Spies, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2007, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6, 2008

/s/ Gary Spies Gary Spies

In Presence of:

/s/ Arvid Liebe

/s/ James B. Stake